Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended March 31, 2010

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?	X	(2)

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	4/21/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	On March 4, 2010 the company completed the sale of the Fortress Servicing Portfolio.
(3)	The Employment Practices Liability insurance expired on March 17, 2010. TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:         3/1/2010         to         3/31/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$123,824,526	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	227,279		23,803,924
Sale of Assets	(155,675	)(3)	80,041,433
Loans/advances	205,156	(3)	18,364,080
Other	—		21,848,472

Total Cash Receipts	$276,760		$144,057,909

3. Cash Disbursements
Operations	2,572,631		15,267,525
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	443,086		8,552,782
Other	2,500,000	(4)	18,500,000

Total Cash Disbursements	$5,515,717		$42,320,307

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(5,238,957)		101,737,602

5. Ending Cash Balance (to Form 2-C)	$118,585,569	(5)	$118,585,569	(5)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$18,530,271	$—	$5,553	$18,524,718
xxxxxxx0805	J.P. Morgan	130,358	—	—	130,358
xxxxxxx1807	New Mexico Bank & Trust	5,516	—	—	5,516
xxxxxxx2954	New Mexico Bank & Trust	20,902	—	575	20,327
xxxxxxx2989	New Mexico Bank & Trust	32,858	—	—	32,858
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,788,139	—	—	95,788,139

		$118,591,697	$—	$6,128	$118,585,569	(5)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Proceeds of $209,442 from the sale of Fortress servicing portfolio, ($365,118 ) true-up of proceeds from the February servicing portfolio sale and $205,156 true-up of accounts receivable related to the February servicing portfolio sale.
(4)	Return of deposits received from Qualified Bidders in the Servicing Portfolio.
(5)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/3/2010	7079	TMST Employee	Payroll	$1,123
3/3/2010	7080	TMST Employee	Payroll	602
3/3/2010	7081	TMST Employee	Payroll	897
3/3/2010	7082	TMST Employee	Payroll	601
3/3/2010	7083	TMST Employee	Payroll	1,201
3/3/2010	7084	TMST Employee	Payroll	1,135
3/3/2010	7085	TMST Employee	Payroll	1,034
3/3/2010	7086	TMST Employee	Payroll	1,514
3/4/2010	7087	Bravo Technical Resources	Contract Services	13,769
3/4/2010	7088	ADP Financial Services	Payroll W2 processing	400
3/4/2010	7089	TMST Employee	Expense reimbursement	996
3/4/2010	7090	Trackvia, Inc.	Info Services	2,092
3/4/2010	7091	KPMG LLP	Professional services	35,000
3/4/2010	7092	FedEx	Shipping	2,293
3/4/2010	7093	Pepper Hamilton LLP	Professional services	35,000
3/11/2010	Wire	ADP Inc.	Payroll - Direct deposits	37,922
3/12/2010	Wire	ADP, Inc.	Payroll taxes	21,308
3/19/2010	Wire	Cenlar	Cenlar Subservicing Bill	63,253
3/23/2010	7094	American Stock Transfer & Trust	Transfer fee	5,520
3/23/2010	7095	AT&T TeleConferenceServices	TeleConference Service	8
3/23/2010	7096	Bravo Technical Resources	Contract Services	11,484
3/23/2010	7097	Iron Mountain Information Management	Document Storage	854
3/23/2010	7098	J and J Technical Services, Inc.	Info Services	7,516
3/23/2010	7099	RR Donnelley Receivables, Inc	EDGAR Filings	1,595
3/23/2010	7100	SNL Financial	Info Services	5,403
3/23/2010	7101	Thornburg Investment Management	Postage	87
3/23/2010	7102	Russell-Massey and Company	Increase Trustee Surety Bond	151,525
3/23/2010	7103	TMST Employee	Expense reimbursement	442
3/23/2010	Wire	Tydings & Rosenberg LLP	Professional services	18,280
3/23/2010	Wire	Shapiro Sher Guinot & Sandler	Professional services	191,830
3/23/2010	Wire	J.H. Cohn LLP	Professional services	11,251
3/23/2010	Wire	Venable LLP	Professional services	16,144
3/23/2010	Wire	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	20,907
3/23/2010	Wire	Goldin Associates, LLC	Professional services	184,674
3/29/2010	Wire	ADP, Inc	Payroll - Direct deposits	33,669
3/29/2010	Wire	Dell	Server Maintenance	13,575
3/30/2010	Wire	ADP, Inc.	Payroll taxes	16,684

			Total Cash Disbursements	$911,585	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/1/2010	Cenlar	Return P&I Advance	$5,004
3/2/2010	Cenlar	Investor P43 P&I Remittance Feb 2010	56,919
3/2/2010	Cenlar	Investor Z43 P&I Remittance Feb 2010	33,932
3/3/2010	Cenlar	Return P&I Advance	589
3/19/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Feb 2010	38,422
3/24/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,125
3/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	483
3/25/2010	Wells Fargo Bank	Reinvestment Income	441
3/26/2010	Deutsche Bank	Reinvestment Income	11

		Total Cash Receipts	$136,925	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/17/2010	15475	State of Oregon	Void Check	$-50
3/4/2010	15479	State of Kansas	Annual Report Fee	55
3/23/2010	15480	FedEX	Shipping	1,990
3/23/2010	15481	MIDCON Data Services LLC	Document Storage	2,059
3/23/2010	15482	State of Oregon	Withdrawal fee	275

			Total Cash Disbursements	$4,329	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/12/2010	Cenlar	Misc Servicing Income	$1,200
3/12/2010	Cenlar	Misc Servicing Income	438
3/12/2010	Cenlar	Misc Servicing Income	3,117
3/12/2010	State of New York	Tax Refund	41

		Total Cash Receipts	$4,796	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/24/2010	Bank of America (Countrywide)	Credit Risk Advisor Fee	$656
3/25/2010	US Bank	Trust Wire	722
3/25/2010	Citibank	Corporate Trust Fed Wire	965

		Total Cash Receipts	$2,343	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/5/2010	ACH	ADP Financial Services	Payroll processing	$170
3/19/2010	ACH	ADP Financial Services	Payroll processing	148

			Total Cash Disbursements	$318	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/31/2010	New Mexico Bank & Trust	Interest Paid	$1

		Total Cash Receipts	$1	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/11/2010	Protiviti Inc.	Return of retainer balance	$73,352

		Total Cash Receipts	$73,352	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/1/2010	Wire	Servicing Portfolio Bidder	Return Deposit	$2,500,000
3/4/2010	Wire	Bank of America	Cure Payment	11,850
3/4/2010	Wire	Interactive Mortgage Advisors, LLC	Services_SPS Sale	514,952
3/4/2010	Wire	Interactive Mortgage Advisors, LLC	Services_Fortress Sale	5,000
3/10/2010	Wire	Wells Fargo Bank	Cure Payment	86,500
3/19/2010	Wire	Cenlar	Cenlar Subservicing Bill	1,481,183

			Total Cash Disbursements	$4,599,485	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:         3/1/2010         to         3/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/4/2010	Fortress	Servicing Portfolio Proceeds	209,442
3/17/2010	SPS Servicing	Servicing Portfolio Proceeds	-365,118
3/17/2010	SPS Servicing	Repayment of Accounts Receivable	205,156
3/31/2010	Bank of America	Interest	9,864

		Total Cash Receipts	$59,344	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:         March 31, 2010

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$118,585,569	$16,848,967
	Accounts Receivable (from Form 2-E)	1,028,384	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
	Inventory	—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,512,576	4,807,453

	Accrued interest receivable	—	47,878

	Total Current Assets	121,126,529	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	900,636	533,109

	Net Fixed Assets	300,704	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing portfolio	—	87,104,385

	Investment in subsidiaries (3)	(5,975,361)	21,244,747

	Loan held for sale	2,015,230	8,359,404

	Deposits	3,605,000	300,000

	TOTAL ASSETS	$121,072,102	$350,217,080

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$503,398	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	3,348,151	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,160,713	—

		—

	Total Post Petition Liabilities	7,012,262	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt (3)	3,421,761,237	3,664,898,118

	Total Pre Petition Liabilities	3,421,761,237	3,664,898,118

	TOTAL LIABILITIES	3,428,773,499	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
	Retained Earnings - Post-petition (5)	6,979,640	—

	TOTAL OWNERS’ EQUITY	(3,307,701,397)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$121,072,102	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:         March 1, 2010         to         March 31, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$39,239	$5,497,668
Mortgage servicing income	22,721	21,658,492

Net Operating Revenue	61,960	27,156,160

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	61,960	28,351,236

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	250,876	23,865,116
Rents and Leases	25,000	643,262
Depreciation, Depletion and Amortization	33,412	367,532
Other (list):	—	—

	—	—

Total Operating Expenses	309,288	25,771,300

Operating Income / (Loss)	(247,328)	2,579,936

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	8,245,848	12,742,709

Net Non-Operating Income / (Expenses)	8,245,848	16,111,611

Reorganization Expenses
Legal and Professional Fees	737,562	11,482,619
Other Reorganization Expense	31,118	229,288

Total Reorganization Expenses	768,680	11,711,907

Net Income / (Loss) Before Income Taxes	7,229,840	6,979,640

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$7,229,840	$6,979,640

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $9.5 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $5.0 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Current month income includes a $8 million gain on the reorganization of Adfitech, Inc. Accumulated total includes a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:         March 1, 2010         to         March 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$11,479	$11,479	3/12/2010	Wire	$—
		9,876	9,876	3/30/2010	Wire	—

State	—	2,370	2,370	3/12/2010	Wire	—
		2,075	2,075	3/30/2010	Wire	—

FICA Tax Withheld	—	3,683	3,683	3/12/2010	Wire	—
		2,348	2,348	3/30/2010	Wire	—

Employer’s FICA Tax	—	3,683	3,683	3/12/2010	Wire	—
		2,348	2,348	3/30/2010	Wire	—

Unemployment Tax
Federal	—	—	—	3/12/2010	Wire	—
		—	—	3/30/2010	Wire	—

State	—	93	93	3/12/2010	Wire	—
		37	37	3/30/2010	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$37,992	$37,992			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010
Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:        3/1/2010         to         3/31/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)

Under 30 days	$—		$897,650
30 to 60 days	—		1,004,902
61 to 90 days	—		152,317
91 to 120 days	—		1,875
Over 120 days	492,676		1,794,805
Unavailable	408,419	(3)

Total Post Petition	901,095

Pre Petition Amounts	127,289	(3)

Total Accounts Receivable	1,028,384

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$1,028,384

	Total Post Petition
	Accounts Payable		$3,851,549

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)

Debtor’s Counsel	$253,970	$8,554	$16,144		$269,425
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		2,082
Creditors’ Committee’s Counsel	100,000	50,682	39,187		610,585
Unsecured Creditors’ Financial Advisor	—	7,000	11,251		189,186
Chapter 11 Trustee (3)	—	75,000	—		375,000
Trustee’s Counsel	—	300,000	191,830		747,326
Trustee’s Financial Advisor	—	250,000	184,674		627,753
Claims Agent	—	20,000	—		77,076

Total	$664,274	$711,236	$443,086		$3,348,151

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(3)	Chapter 11 Trustee commision is an estimate based on time spent performing the Trustee function at customary rates. The actual commision awarded is subject to Bankruptcy Court approval and will vary from the estimate.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For period:     3/1/2010     to     3/31/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:         March 31, 2010

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
January 2010	$2,496,213
February 2010	18,501,685
March 2010	5,515,717

Quarterly Total	$26,513,615

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of March 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable

Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	381,965	—	—	—	—	—	381,965
Borrower Corporate Advance Balance	(2)	Various	26,166	—	—	—	—	—	26,166
Borrower Inspection Fees	(2)	Various	288	—	—	—	—	—	288

Total Post Petition Accounts Receivable			$901,095	$—	$—	$—	$—	$492,676	$408,419

Pre Petition		Date	Amount
Adfitech		3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,161
Borrower Inspection Fees	(2)	Various	241

Total Pre Petition Accounts Receivable			$127,289

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days

Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
J.H. Cohn LLP	09/30/09	20,606	—	—	—	—	20,606
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	47,287	—	—	—	—	47,287
Tydings & Rosenberg LLP	09/30/09	5,620	—	—	—	—	5,620
Venable LLP	09/30/09	143,955	—	—	—	—	143,955
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Goldin Associates, LLC	10/31/09	6,505	—	—	—	—	6,505
J.H. Cohn LLP	10/31/09	173,613	—	—	—	—	173,613
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	284,370	—	—	—	—	284,370
Tydings & Rosenberg LLP	10/31/09	8,472	—	—	—	—	8,472
Venable LLP	10/31/09	133,544	—	—	—	—	133,544
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Goldin Associates, LLC	11/30/09	35,019	—	—	—	—	35,019
J.H. Cohn LLP	11/30/09	8,221	—	—	—	—	8,221
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	178,459	—	—	—	—	178,459
Shapiro Sher Guinot & Sandler	11/30/09	57,752	—	—	—	—	57,752
Tydings & Rosenberg LLP	11/30/09	3,063	—	—	—	—	3,063
Venable LLP	11/30/09	7,800	—	—	—	—	7,800
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	1,875	—
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	75,000	—	—
Epiq Bankruptcy Solutions, LLC	12/31/09	22,568	—	—	22,568	—	—
Goldin Associates, LLC	12/31/09	37,775	—	—	37,775	—	—
J.H. Cohn LLP	12/31/09	(30,535)	—	—	(30,535)	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	(36,577)	—	—	(36,577)	—	—
Shapiro Sher Guinot & Sandler	12/31/09	33,261	—	—	33,261	—	—
Tydings & Rosenberg LLP	12/31/09	5,701	—	—	5,701	—	—
Venable LLP	12/31/09	(31,329)	—	—	(31,329)	—	—
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	29,989	—	—
KPMG LLP	01/15/10	19,230	—	—	19,230	—	—
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	26,875	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Pepper Hamilton LLP	01/29/10	359	—	—	359	—	—
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	01/31/10	14,390	—	14,390	—	—	—
Goldin Associates, LLC	01/31/10	41,880	—	41,880	—	—	—
J.H. Cohn LLP	01/31/10	2,799	—	2,799	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/10	4,942	—	4,942	—	—	—
Shapiro Sher Guinot & Sandler	01/31/10	39,770	—	39,770	—	—	—
Tydings & Rosenberg LLP	01/31/10	3,856	—	3,856	—	—	—
Venable LLP	01/31/10	3,600	—	3,600	—	—	—
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	4,450	—	—	—
Walsh, Anderson, Brown, Gallegos and Green, P.C.	02/01/10	147	—	147
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	26,875	—	—	—
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	02/28/10	20,119	—	20,119	—	—	—
Goldin Associates, LLC	02/28/10	256,574	—	256,574	—	—	—
J.H. Cohn LLP	02/28/10	7,482	—	7,482	—	—	—
Protiviti Inc.	02/28/10	2,081	—	2,081
Quinn Emanuel Urquhart Oliver & Hedges	02/28/10	37,265	—	37,265	—	—	—
Shapiro Sher Guinot & Sandler	02/28/10	316,543	—	316,543	—	—	—
Tydings & Rosenberg LLP	02/28/10	17,445	—	17,445	—	—	—
Venable LLP	02/28/10	3,300	—	3,300	—	—	—
KPMG LLP	02/28/10	32,783	—	32,783	—	—	—
Pepper Hamilton LLP	02/28/10	16,709	—	16,709	—	—	—
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	1,893	—	—	—
Walsh, Anderson, Brown, Gallegos and Green, P.C.	03/01/10	1,735	1,735	—	—	—	—
Bravo Technical Resources	03/17/10	4,788	4,788	—	—	—	—
TMST Employee	03/22/10	278	278	—	—	—	—
Hotel Santa Fe	03/23/10	5,582	5,582	—	—	—	—
Bravo Technical Resources	03/24/10	7,361	7,361	—	—	—	—
FedEx	03/26/10	606	606	—	—	—	—
Pepper Hamilton LLP	03/26/10	10,376	10,376	—	—	—	—
Cenlar	03/31/10	51,767	51,767	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	03/31/10	20,000	20,000	—	—	—	—
Goldin Associates, LLC	03/31/10	250,000	250,000	—	—	—	—
J.H. Cohn LLP	03/31/10	7,000	7,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/10	35,000	35,000	—	—	—	—
Shapiro Sher Guinot & Sandler	03/31/10	300,000	300,000	—	—	—	—
Tydings & Rosenberg LLP	03/31/10	15,682	15,682	—	—	—	—
Thornburg Mortgage Advisory Co	03/31/10	31,325	31,325	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Workman’s Compensation Tax	03/31/10	16	16	—	—	—	—
Bravo Technical Resources	03/31/10	4,125	4,125	—	—	—	—
Iron Mountain Information Management	03/31/10	318	318	—	—	—	—
Thornburg Investment Management	03/31/10	148	148	—	—	—	—
Venable LLP	03/31/10	8,554	8,554	—	—	—	—
Walsh, Anderson, Brown, Gallegos and Green, P.C.	03/31/10	852	852	—	—	—	—
Office of the U.S. Trustee	03/31/10	33,650	33,650	—	—	—	—
Payroll Accrual	03/31/10	33,489	33,489	—	—	—	—

Post Petition Accounts Payable		3,851,549	897,650	1,004,902	152,317	1,875	1,794,805

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending March 31, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.